UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2010

GEORGE FOREMAN ENTERPRISES, INC.
(Exact name of Registrant as Specified in Charter)

Commission File Number:  000-26585

DELAWARE (State or Other Jurisdiction of Incorporation)	54-1811721 (I.R.S. Employer Identification No.)

100 N. WILKES-BARRE BLVD, 4TH FLOOR, WILKES-BARRE, PA (Address of Principal Executive Office)	18702 (Zip Code)

Issuer’s telephone number, including area code (570) 822-6277

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On August 3, 2010, the registrant received a letter from the Securities and Exchange Commission (“SEC”) dated July 27, 2010 regarding the registrant’s reporting requirements under Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”).  The letter states that if the registrant is not in compliance with its reporting requirements, it should file all required reports within fifteen days from the date of the letter or it may be subject to an administrative proceeding to revoke its registration under the Exchange Act.  The registrant will not be able to meet the requirements set forth in the letter. The registrant may also be subject to a trading suspension by the SEC pursuant to Section 12(k) of the Exchange Act.

A copy of the letter received on August 3, 2010 from the SEC is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1           A copy of the letter received on August 3, 2010 from the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEORGE FOREMAN ENTERPRISES, INC.
By	/s/ Jeremy Anderson
Jeremy Anderson
Chief Financial Officer
August 9, 2010